

Prime
eCommerce Fulfillment Solutions

DELIVERING AT THE SPEED OF ECOMMERCE

2019
Investor Presentation

FORWARD LOOKING STATEMENTS

Statements made in this presentation that are not historical or current facts are “forward-looking statements” made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements often can be identified by the use of terms such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “approximate” or “continue,” or the negative thereof. We intend that such forward-looking statements be subject to the safe harbors for such statements. We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Any forward-looking statements represent management’s best judgment as to what may occur in the future. However, forward-looking statements are subject to risks, uncertainties and important factors beyond our control that could cause actual results and events to differ materially from historical results of operations and events and those presently anticipated or projected. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Guidance Policy:

Our business planning process is designed to maximize the long-term strength, growth and profitability of the Company, not to achieve an earnings target in any particular quarter. We believe that this longer-term focus is in the best interests of the Company and our stockholders. However, we do recognize that it may be helpful to provide investors with guidance as to what we think will be our future sales and earnings. Accordingly, it is our objective to provide guidance as to our expected net sales and earnings on an annual basis.

In all of our public statements when we make or update a forward-looking statement about our sales and/or earnings expectations, we accompany such statements directly, or by reference to our SEC filings, with a list of factors that could cause our actual results to differ materially from those we expect. Such a list is included, among other places, in our earnings press releases and in our periodic reports and other filings with the Securities and Exchange Commission, including our reports on Form 10-K and Form 10-Q. The Company does not undertake to update these forward-looking statements.

INVESTMENT HIGHLIGHTS

- We are an end-to-end ecommerce fulfillment solutions provider to one of the largest ecommerce companies in the world.
- Operating in the largest region for ecommerce within a five-state delivery area custom fit for our fleet's capabilities.
- End-to-end service provider minimizes third party 'touches' and enables us to provide seamless information to our clients.
- More than doubled revenues in 2018.
- Increased high margin line haul contracts in 2018 and poised to secure new line haul contracts in 2019.
- Ample pool of acquisition targets nationwide.
- As ecommerce continues to grow rapidly we are positioned to take advantage of that growth!



Route Growth (# of Routes)
800
1,654
2017
2018



Consolidated Group Revenues
18.1 M
$60.0 M
2018 Audited
2019 Projections

TRADITIONAL RETAIL VS. ECOMMERCE

Traditional (measured in days, weeks or even months)



Manufacturer
Warehouse
Retail Store
Customer

ECOMMERCE (measured in minutes and hours)



Manufacturer
Warehouse
Distribution Center
Customer
WEBSITE

OUR SERVICES

At Home (Over the Threshold) Delivery Including 2-Person Delivery
The delivery of heavy/bulky items requiring larger vehicles and two-person delivery teams is one of the fastest growing segments. We are bringing our successful Last Mile experience to the heavy/bulky space by deploying teams of home delivery experts who are focused on ensuring we make a safe, damage-free delivery to customers.

Last-Mile Delivery
We began operations as a Last Mile carrier where we built a reputation for providing safe, reliable, cost-effective services in some of the most challenging delivery areas in the country.

Mid-Mile Transport
Prime EFS is building a fleet of box trucks and tractor-trailers to provide mid-haul services to our clients. As a provider of Last Mile services, we also understand the critical need for safe and reliable line haul services. We are deploying a GPG equipped fleet to enable us to monitor our customers shipments from end-to-end.

Line-Haul Transport
We service ecommerce companies with our line haul fleet by picking up products at manufacturers or transporting goods hub-to-hub.

THE DOMINANCE OF ECOMMERCE

Ecommerce represented 14.3% of total retail sales in 2018, Amazon accounts for 47% of U.S. online retail.

internet RETAILER®, 2019

Bank of America projects there is a total addressable market for ecommerce B2B of $1.4 trillion by 2021, which is nearly double the firm's estimated $761 billion market for consumer ecommerce.

CNBC, 2019

89% of consumers are more likely to buy products from amazon than other ecommerce sites.

Forbes, 2019

MAJOR RETAILERS IN THE GAME

The Top 10 E-Retailers in 2018 Are All Targets for Our Services

Forbes, 2019

Rank	Company	Market Share (2018)
#1	Amazon	47.1%
#2	eBay	6.6%
#3	Apple	3.9%
#4	Walmart	3.7%
#5	The Home Depot	1.5%
#6	Best Buy	1.3%
#7	Quarte Retail Group	1.2%
#8	Macy's	1.2%
#9	Costco	1.2%
#10	Wayfair	1.1%

ECOMMERCE HAS CHANGED DELIVERY

Customer expectations have required logistics companies to adapt to the market's requirements.

- ✓ **The Need for Faster Delivery** has increased the number of distribution centers and is reducing the average length of hauls, which today averages 533 miles. (Freight Waves, 2018).
- ✓ **Add-On Service Requests** by customers have required logistics companies to add 'over-the-threshold' and 'white-glove' delivery services to capture business.
- ✓ **Tracking** is essential to shippers including the use of telematic devices and a high level of proficiency on clients' systems and software.



Maximum Acceptable Time for Free Shipping Deliveries
Marketing Charts.com, 2018
Amazon Prime Members (average: 3.8 days)
Non-Amazon Prime Members (average: 4.5 days)
6%
5%
8%
5%
20%
12%
13%
12%
9%
10%
17%
17%
6%
7%
19%
31%
Same day
Next day
2 days
3 days
4 days
5 days
6 days
1 week

ECOMMERCE DRIVES DELIVERY DEMAND

74% of consumers go to Amazon when they're ready to buy something.

CNBC, 2019

Amazon took over the $176 B market for cloud computing. Now it's using the same playbook in logistics.

BUSINESS INSIDER, 2019

Since 2015, the number of 2-day ship 'Prime' customers has increased 175% to 110 million.

CNN, 2018

AMAZON'S EFFECT ON LOGISTICS

- Amazon has made delivery a core customer value and is now offering 1 day-delivery for participating customers.
- Amazon has taken the lead by managing more shipments in-house with dedicated, third-party logistics companies.
- Amazon is building a logistics empire — and Morgan Stanley says the e-retailer is now 'the elephant in the boardroom' for one of America's largest trucking companies. (Business Insider, 2019)
- Industry estimates still peg Amazon as delivering some 5-10% of its goods itself, complemented by a range of courier partnerships (perhaps, soon to become direct competition) to current delivery options. (Transport Topics, 2018)


prime
prime

Amazon (FBA) ships to customers using mostly third party suppliers.

FBA

SHIP FROM:
Paulina Masson
1650 South Central Avenue
Compton, CA 90220
United States


eCommerce Fulfillment Solutions

HOW WE BUILT OUR BUSINESS AND REPUTATION

ABOUT US

We have built a specialty ecommerce logistics company by providing transportation including line haul, mid mile, last mile and 'over the threshold' and 'white glove' delivery for ecommerce. We provide end-to-end solutions from distribution centers or manufacturer's docks to customers' doorsteps.

An experienced management team with decades of logistics experience runs our operations and closely manages key client relationships.

A 24/7 Network Operating Center ('NOC') using clients' tracking and update systems seamlessly provide vital delivery information to our drivers and our clients.

We have the highest rating by leading clients. We routinely meet and exceed the stringent ecommerce delivery requirements while helping clients develop new customer-focused services.

Our three core competencies are...
and our clients expect the same.

SAFETY - RELIABILITY - EFFICIENCY

MANAGEMENT TEAM

John Mercadante, ***Chairman of the Board, President and Chief Executive Officer***

John cofounded Leisure Line, Inc., a motor coach company serving New York City and Atlantic City, New Jersey, in 1970 and served as the Chief Executive Officer for a ten year period through the sale of the company to Golden Nugget in 1980. At the time of the sale Leisure Line was generating approximately $11 million in annual revenues. In 1988 John cofounded Cape Transit, Inc., a motor coach company servicing Atlantic City, Philadelphia and South New Jersey. Under John's leadership as CEO, annual revenues at Cape Transit grew from $2 million to more than $11 million. In May 1996, Cape Transit became one of the founding companies of Coach USA, Inc. and John Mercadante became Coach USA's President and Chief Operating Officer. Coach USA had over 70 acquisitions during the three year period following their 1996 IPO. John was an integral part of growing Coach's annual revenues from $100 million to over $1 billion in revenues in just three years. John has personally invested over $2 million in Prime EFS.

Doug Cerny, ***Board Member, Chief Development Officer***

Doug joined the Company in April 2019. Doug was the Senior Vice President and General Counsel of Coach USA, Inc. A major portion of the acquisitions completed by Coach USA were through the teamwork of Doug and John Mercadante in conjunction with personnel experienced in financial, integration and human capital management. Doug has extensive experience in mergers and acquisitions and business transactions.

Tim Larkin, ***CFO for Prime EFS, LLC Subsidiary***

Tim joined in November 2018. Tim was Executive Vice President and Chief Financial Officer of Warren Resources, Inc. for 19 years. Warren is a Nasdaq-listed oil and gas producer that reached market capitalization of $1.0 billion under his tenure. Tim was also a CPA at Deloitte and Touche for six years.

KEY STAFF

William Lewis, ***Director of Operations***

Bill was an **Amazon** Area Manager and Station Manager and ran DPH1, DHP2 and DPH3 from 2014-2018. Prior to Amazon Bill worked for **Target** for five years running logistics store side.

Christopher Guest, ***IT-Manager***

Chris was in enterprise support for **Facebook** doing on-boarding and support for Enterprise Engineering clients. He has over 20 years of experience managing IT departments for various retail, public relations, and management consulting firms.

Kherri Gomez, ***Station Manager***

Kherri brings nine years of transportation industry experience to our team including 6 years with **Hertz** and two years with **Amazon**.

WE ARE AN ASSET-BASED CARRIER

- All of our staff are W-2 employees and we do not use independent contractors.
- Our equipment is owned or leased by us, and maintained by us.
- We are better positioned than our competition to control safety, reliability and overall performance.
- Increasingly, leading ecommerce companies are mandating their transportation service partners be asset-based.

THE VALUE OF OUR MODEL

SAFETY - RELIABILITY - EFFICIENCY

GROWTH PLANS

1. **Expand relationships with existing customers and secure new customers organically.** *An example of a contract we won is chronicled on the following slide.*

    - Scale our *metro markets* and penetrate new, large metro areas outside of our current geographical footprint.
    - Leverage our strong reputation for safety, reliability and performance to onboard new markets at a faster pace.

2. **Vet attractive acquisition opportunities that provide diversification while opening new geographic markets.**

    - Ample pool of quality, strategic logistics companies nationwide to be considered as acquisition targets to quickly expand our routes and clients.
    - Leverage our experience sourcing and integrating acquisitions.

CASE STUDY

'EWR5 DDU' AWARD

1/30/2019
RFP for EWR5 DDU routes released for servicing 140 dedicated daily routes originating out of Amazon's sort center in Avenel New Jersey – EWR5.

2/4/2019
Bids are submitted from dozens of service providers.

2/11/2019
Bid awarded to Prime EFS for 58 of the 140 routes.

3/6/2019
Contract award stipulates initial tranche of routes will include second tranche to follow.

3/11/2019
Prime EFS goes live with the first tranche of 58 routes. Due to high service levels, client immediately adds routes from second tranche. The annual projected revenue for this contract is estimated at $13 million.

RECENT EVENTS
We are expecting an RFP for another sort center in southern New Jersey to be sent out shortly with a launch date in mid-May. **There are over 40 Amazon sort centers in the U.S.!**

ON-TIME DELIVERY

How we meet and exceed the #1 metric for our clients

- We closely communicate within our client's system to ensure our clients' customers specific delivery instructions are followed.
- We focus on 'First Time/Attempt Delivery' which measures our success rate in hand-delivering goods to our clients' customers.
- We have one of the highest ratings for 'deliveries that get to participants' which also ensures the security of customer goods.
- We have 99% + on-time delivery rating from our key ecommerce client.

The Vital Role of Delivery in Customer Sales and Retention

66%
of shoppers choose other retailers based on delivery options.

30%
cited the retailer not guaranteeing a delivery date.

44%
cited length of delivery times.

45%
of shoppers abandoned their basket due to unsatisfactory delivery options.




Prime

NETWORK OPERATIONS CENTER "NOC"

On-time delivery and client tracking is handled 24/7 by our NOC

- Through our NOC we manage end-to-end logistics from meeting our client's 'critical–pull-time' to our deliveries.
- Our NOC allows us to manage on-road disruptions in real time and communicate the most efficient routing to our drivers.
- Our NOC's commitment to technology and customer service are routinely heralded by our clients.
- The NOC serves as an interface between our client and our client's customer. Our customer service teams are available 24/7 to manage the logistics of our and our client's transport which also gives us up-to-date information to convey to our clients' customers.
- In the near-term, our expertise and performance as a NOC is a service we can market and sell to other ecommerce and logistics companies.
- **Our NOC enables us to operate safely, reliably and efficiently.**



WE ADAPT TO OUR CLIENTS' SYSTEMS

Our clients' tracking systems are essential to their success.
We become experts on using their platforms.

- We are technology agnostic to our clients' platforms. We know the value of using our client's systems versus connecting other, third party logistics systems to our clients' platform.
- Our recording and transparency provide our clients confidence and trust in our services.
- We maintain strict records about the health and performance of our fleet in *Fleetio* – an industry-recognized fleet management and maintenance system audited daily by our staff.
- Proper fleet maintenance ensures our trucks and vans are 100% operational which produces our high on-time delivery times and enhances the safety of our drivers.
- Competency on our clients' systems is essential to our efficiency.
- Our NOC provides our clients complete transparency to the status of every shipment – our clients know at all times the location of their shipment, when it will arrive and if any issues arise during its delivery.




Summary Branch 2
Summary Branch 3
Summary Branch 4

FINANCIALS

2018 Results and 2019 Projections

2018 RESULTS AND 2019 PROJECTIONS

	AUDITED For the full year ended December 31, **2018** Transportation and Logistics Services, Inc.	2019 PROJECTIONS For the full year ending December 31, **2019** Transportation and Logistics Services, Inc.
NET REVENUE	**$ 18,118,659**	**$ 60,000,000**
Cost of Revenue	(16,223,981)	
GROSS PROFIT	**1,894,678**	
Payroll (Corp)	(5,350,595)	
General and Administrative	(1,519,724)	
Legal & Professional	(1,993,130)	
PROFIT/ (LOSS) FROM OPERATIONS	**(6,968,771)**	**4,000,000**
Interest	(1,913,692)	
Derivative Expense and Other	(5,595,694)	
NET INCOME	**$ (14,478,157)**	**$ 3,500,000**
ADJUSTED EBITDA*	**$ (2,210,832)**	

* See adjusted EBITDA and EBITDA reconciliation on page 20.

ADJUSTED EBITDA RECONCILIATION

Reconciliation of GAAP Measures to Non-GAAP Measures	AUDITED For the fiscal year ended December 31, 2018
NET LOSS	$ (14,478,157)
Depreciation & Amortization	664,351
Interest Expense	1,913,692
Derivatives Expense	5,779,282
Non Cash Stock Compensation	3,090,000
One Time Nonrecurring Costs	800,000
ADJUSTED EBITDA	$ (2,210,832)

* The one–time non recurring costs are primarily professionals fees associates with the acquisition. To help understand TLSS's financial performance it has supplemented its financial results that it provides in accordance with GAAP with certain non-GAAP financial measures. The method TLSS uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with TLLS's consolidated financial statements prepared in accordance with GAAP. You are encouraged to evaluate these adjustments and the reasons we consider them appropriate for supplemental analysts. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Please refer to the financial tables included above for a reconciliation of generally accepted accounting principles in the United States ('GAAP') to non-GAAP results. We present Adjusted EBITDA because we believe is assists investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance.

COMPANY CAPITALIZATION

OUTSTANDING SECURITIES	As of May 1, 2019
Common Stock	9,191,525
5% Convertible Promissory Note	$1,800,000(A)
Preferred Stock	700,000(B)

(A) Convertible at a conversion price mutually agreed upon between the Company and Note Holder. (B) Each share of preferred stock is convertible into 1 share of common stock.
NOTE: the Company intents to issue 54,000 warrants exercisable at $1.00 per share subject to Board of Directors' approval.

BALANCE SHEET

	AUDITED For the fiscal year ended December 31, 2018
Cash	**$ 296,196**
Accounts Receivable	775,772
Other Current Assets	510,687
Total Current Assets	**1,582,655**
Security Deposit	5,000
Property and Equipment	936,831
Intangible Assets	4,668,334
Total Other Assets	5,610,165
TOTAL ASSETS	**$ 7,192,820**
Accounts Payable	$ 1,067,936
Notes Payable	3,834,616
Accrued Expenses and other Payables	1,680,642
Derivative Liability	7,888,684
Accrued Compensation	458,236
Total Liabilities	**$ 14,930,114**
Series A Convertible Preferred	4,000
Common Stock	4,220
APIC	7,477,422
Accumulated Deficit	(15,222,936)
Total Equity	(7,737,294)
TOTAL LIABILITY AND EQUITY	**$ 7,192,820**